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Exhibit 10ww

(LETTERHEAD OF TENNESSEE GAS PIPELINE APPEARS HERE)

September 26, 1995

Mr. Kenneth Royse
Chattanooga Gas Company
6125 Preservation Drive
Chattanooga, TN  37416

Dear Mr. Royse:

Attached for your records is the fully executed amendment to Chattanooga's TGP Storage Agreement No. 3999 for the increase in deliverability.

If you have questions, please give me a call at (423) 694-1679 or Rick Lisenbe at (713) 757-3614.

Best regards,

/s/  Margie Klepper
Margie Klepper
Central Region

Attachments

































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CHATTANOOGA GAS COMPANY
August 10,1995
Page 2
Contract Number:    3999
Amendment number:   1
Amendment effective date:  July 1, 1995



ACCEPTED AND AGREED TO
This 21st Day of August, 1995


TENNESSEE GAS PIPELINE COMPANY

By:  /s/ Lawrence G. Williams
Title:   Agent and Attorney-in-Fact


ACCEPTED AND AGREED TO
This 15th Day of August, 1995

CHATTANOOGA GAS COMPANY


By:  /s/ Kenneth A. Royse, President
Title:   Agent and Attorney-in-Fact































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                        GAS STORAGE SERVICE AGREEMENT

                                 EXHIBIT "A"
                  AMENDMENT #1 TO GAS STORAGE SERVICE AGREEMENT
                             DATED November 1, 1993
                                   BETWEEN
                       TENNESSEE GAS PIPELINE COMPANY
                                     AND
                              CHATTANOOGA GAS CO


CHATTANOOGA GAS CO
EFFECTIVE DATE OF AMENDMENT:  July 1, 1995
RATE SCHEDULE:  FS
SERVICE PACKAGE:  3999
SERVICE PACKAGE MSQ:  197,390
WITHDRAWAL QUANTITY:  1,359
INJECTION QUANTITY:  1,316
SERVICE POINT:  PORTLAND


METER     METER NAME      COUNTY    ST   ZONE  I/W   LEG   TOTAL-   BILLABLE-
                                                           TQ       TQ
060020    TGP-PORTLAND    SUMNER    TN    01    I    100    1,316    1,316
          STORAGE
          INJECTION
                                     Total Injection TQ:    1,316    1,316

070020    TGP-PORTLAND    SUMNER    TN    01    W    100    1,359    1,359
          STORAGE
          WITHDRAWAL
                                     Total Withdrawal TQ:   1,359    1,359


NUMBER OF INJECTION POINTS:  2
NUMBER OF WITHDRAWAL POINTS:  2

Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.

                        GAS STORAGE SERVICE AGREEMENT

                                 EXHIBIT "A-1"
                         SHOWING REQUESTED CHANGES
                  AMENDMENT #1 TO GAS STORAGE SERVICE AGREEMENT
                             DATED November 1, 1993
                                   BETWEEN
                       TENNESSEE GAS PIPELINE COMPANY
                                     AND
                              CHATTANOOGA GAS CO


CHATTANOOGA GAS CO
EFFECTIVE DATE OF AMENDMENT:  July 1, 1995
RATE SCHEDULE:  FS
SERVICE PACKAGE:  3999
SERVICE PACKAGE MSQ:  0
WITHDRAWAL QUANTITY:  26
INJECTION QUANTITY:  0
SERVICE POINT:  PORTLAND


METER     METER NAME      COUNTY    ST   ZONE  I/W   LEG   TOTAL-   BILLABLE-
                                                           TQ       TQ



                                     Total Injection TQ:    0        0

070020    TGP-PORTLAND    SUMNER    TN    01    W    100    26       26
          STORAGE
          WITHDRAWAL
                                     Total Withdrawal TQ:   26       26


NUMBER OF INJECTION POINTS AFFECTED:  1
NUMBER OF WITHDRAWAL POINTS AFFECTED:  2